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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)        June 22, 1999
                                                --------------------------------

                             Spectralink Corporation
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             (Exact name of registrant as specified in its charter)


          Colorado                   0-28180                 84-1141188
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      (State or other              (Commission            (I.R.S. Employer
        jurisdiction               File Number)          Identification No.)
      of incorporation)


        5755 Central Avenue, Boulder, Colorado                 80301
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       (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code     (303) 440-5330
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         William Mansfield has resigned as the Company's Principal Accounting Officer and Principal Financial Officer to join Amdahl Corporation as its Senior Vice President and Chief Financial Officer effective July 6, 1999.

         Effective June 22, 1999, Nancy K. Hamilton shall succeed Mr. Mansfield as the Company's Principal Accounting Officer and Principal Financial Officer. Ms. Hamilton previously served as the Chief Financial Officer and Senior Vice President of the SCC Communications Corp., a provider of 9-1-1 operations support systems, from December 1993 until May 1999, and Vice President and Chief Financial Officer of Fischer Imaging Corp., a manufacturer of medical imaging systems, from January 1993 to November 1993.




Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Spectralink Corporation
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                                  (Registrant)


         June 22, 1999            By /s/ Bruce Holland
         (Date)                     --------------------------------------------
                                    (Signature)
                                    Principal Executive Officer
                                    And Director